Exhibit 99.1

NASDAQ: ROSE Rosetta Resources Inc. Investor Presentation March 2015 PERMIAN BASIN + EAGLE FORD

NASDAQ: ROSE Cautionary Statements * This presentation includes forward-looking statements. Forward-looking statements related to future events, such as expectations regarding our capital program, development plans, production rates, resource potential, transportation capacity, net present value and projected liquidity. These statements are not guarantees of future performance and actual outcomes may differ materially. Factors that could affect the Company's business include, but are not limited to: oil and gas prices, operating hazards, drilling risks, unsuccessful exploratory activities; unexpected cost increases; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; as well as changes in tax, environmental and other laws applicable to our business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For filings reporting year-end 2014 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” or “inventory” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.

# Rosetta Resources Overview

| Market Summary (March 3, 2015 Close) | | |
|---|---|---|
| | Ticker: | ROSE |
| | Market capitalization: | $1.1 billion |
| | Share price: | $18.01 |
| | Enterprise value: | $3.1 billion |

■ Core Operating Areas
■ Non-Core Acreage



## Permian Operating Area

**Reeves Co.** ~47,000 net acres
Delaware Basin – Delineating



Ward
Reeves

Note: Acreage numbers are rounded

## Eagle Ford Operating Areas

~50,000 net acres in liquids window (100% operated)



San Antonio
UVALDE
MEDINA
Uvalde
WILSON
Floresville
Pearsall
Pleasanton
KARNES
Crystal City
DIMMIT
MCMULLEN
LIVE OAK
Three Rivers
Beeville
BEE
Karnes Trough
~1,900 net acres in oil window
Dewitt & Gonzales Co.
Steiren Area
~2,600 net acres in oil window
Atascosa Co.
Lopez
~500 net acres,
Live Oak Co.
Tom Hanks
~3,500 net acres, LaSalle Co.
Briscoe Ranch
~3,600 net acres, Dimmit Co.
Central Dimmit Co. Area
~8,500 net acres, Dimmit Co.
Gates Ranch
~26,300 net acres, Webb Co.

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NASDAQ: ROSE Company Long-Term Strategy – Key Elements * Maintain Financial Strength & Flexibility Actively manage solid balance sheet for optimum financial flexibility Ensure adequate liquidity throughout cycles Manage exposure to commodity price risk through prudent hedging program Successfully Execute Business Plan Defend total oil equivalent production volumes and commodity mix Continue to improve performance of drilling and completion operations Intensify focus on managing overall cost structure to improve cash margins Leverage Core Asset Base Preserve inventory value for price recovery through prudent capital spending Focus investment on higher economic return projects in core areas Gates Ranch and Wolfcamp ‘A’ d .0 Test Future Growth Opportunities to Expand Inventory When commodity prices recover: Advance delineation of Delaware Basin horizontal potential (3B-S, WC ‘B’ & ‘C’) Test drilling upper and lower Eagle Ford wells in staggered pattern pilot Pursue new growth targets through bolt-on acquisitions in core areas

NASDAQ: ROSE 2015 – 2016 Strategic Update * Drill & Complete 80% Central Facilities & Other 20% Focused on disciplined execution Two-year capital program of up to $350 million per year Operate within cash flow; no additional debt Defend an average production level of roughly 60 MBoe/d to preserve inventory for price recovery Amended credit facility covenants through April 2018 No fixed senior note maturities until May 2021 Monitor market conditions for increased capital spending when commodity prices warrant Other 11% Permian 29% Eagle Ford 49% Capital by Category Capital by Division1 Non-Op 11% 1. Allocation of discretionary capital could lead to variations in the percentage of capital by division.

NASDAQ: ROSE Reserves and Production * Total Company Estimate Ranges Year-End Net Risked Resource Potential (MMBoe) Net Production (MBoe/d) *Post-Divestiture

# Total Company Inventory

## +/- 1,800 net wells -- remaining as of 12/31/2014 (excluding Upper Eagle Ford, Encinal & Gaines Co.)

Rosetta RESOURCES

| Asset Name | Net acres | Wells completed by Rosetta | Wells awaiting completion | Well Spacing | Remaining net locations[1] |
|---|---|---|---|---|---|
| Gates Ranch (100% WI / 75% NRI) | 26,300 | 196<br>8 UEF | 28 | 55 | **214** |
| Briscoe Ranch (100% WI / 81.3% NRI) | 3,600 | 29 | 11 | 50 | **39** |
| Central Dimmit[2] (100% WI / 75 – 77% NRI) | 8,500 | 24<br>1 UEF | 10 | 60 | **91** |
| Tom Hanks (100% WI / 77% NRI) | 3,500 | 15 | 6 | 50 | **40** |
| Lopez (100% WI / 75% NRI) | 500 | 3 | - | 50 | **5** |
| Steiren (Undelineated) (100% WI / 75 - 77% NRI) | 2,600 | - | - | 50 | **21** |
| **Total Eagle Ford Inventory[3]** | **45,000** | **267** | **55** | **50 - 60** | **410** |
| Permian 3rd Bone Spring Hz[4] | 47,000 (Reeves Co) | 1 | 1 | 80 | **256** |
| Permian WC 'A' Hz[4] | | 17 | 12 | 80 | **424** |
| Permian WC 'B' Hz[4] | | - | 2 | 80 | **389** |
| Permian WC 'C' Hz[4] | | 1 | - | 80 | **316** |
| **Total Permian Hz Inventory** | **47,000** | **19** | **15** | **80** | **1,385** |
| **Total Company Hz Inventory** | **92,000** | **286** | **70** | **50 - 80** | **1,795** |

1. Remaining net locations may vary based on changes in well lateral lengths
2. Central Dimmit includes L&E, Vivion and Light Ranch
3. Excludes producing areas in Karnes Trough that are fully developed (26 completions). Excludes 7 producing wells completed in Encinal area.
4. Horizontal operated and non-operated project count includes potential in multiple horizons (Wolfcamp A, B, C, and 3rd Bone Spring); assuming 660' between laterals or 80-acre spacing

NASDAQ: ROSE | 7

NASDAQ: ROSE PERMIAN BASIN

NASDAQ: ROSE Permian – Reeves County ~47,000 net acres * 2014 Activity Summary 2014 Activity Summary 2014 Activity Summary 2014 Activity Summary Reeves County (Op) Vertical Horizontal TOTAL Wells Drilled by Rosetta 15 31 46 Wells Completed by Rosetta 19 17 36 Wells Placed on Production 19 17 36 Wells Drilled Awaiting Completion 5 15 20 Successfully drilled 31 and completed 17 horizontal gross operated wells Completed 12 Wolfcamp ‘A’ wells with 30-day IP rates averaging 290 Boe/d per 1,000’ lateral foot with current completion design Intrepid 27-38 #2H was completed in Q4 with 7,000 ft lateral and 26 frac stages 30-day production rate of 1,714 Boe/d Rosetta’s longest lateral to date 2014 HIGHLIGHTS 17 horizontal gross operated completions in 2014, 3 in Q4 2014

NASDAQ: ROSE Permian – Horizontal Development Plan 12/31/2014 * Horizontal project count is operated and non operated and includes multiple horizons (Wolfcamp A, B, C, and 3rd Bone Spring). 1,730 Gross (Avg. 80% WI) Horizontal Well Locations1 Deacon Jim 6 #1H 7-IP 693 30-IP 273 Johnny Ringo St 9 2H 7-IP 1,393 30-IP 1,068 Sheriff Woody 10 #1H 7-IP 1,669 30-IP 1,399 Sam Bass 15 1H 7-IP 638 30-IP 625 Black Jack 16 2H 7-IP 1,338 30-IP 1,088 Calamity Jane 22 1H 7-IP 1,966 30-IP 1,687 Black Jack 16 3H 7-IP 1,154 30-IP 1,039 Gaucho 15 1H (CRK) 7-IP 1049 30-IP 809 Gaucho 15 2H 7-IP 829 30-IP 526 Intrepid 27-38 #2H 7-IP 1,913 30-IP 1,714 A BS A A A A A A A A Rodeo State 13 3H 7-IP 1,120 30-IP 917 City of Pecos 13 #3H 7-IP 1,053 30-IP 769 Blue Duck 35 1H 7-IP 1,069 30-IP 915 Balmorhea Ranch 32-15 7-IP 969 30-IP 739 Dynamite Dan 37 #1H 7-IP 1,302 30-IP 1,116 Black Jack 16 1H 7-IP 1,395 30-IP 1,216 Tall Texan 36 #4H 7-IP 1,608 30-IP 1,271 Roy Bean 42 1H 7-IP 361 30-IP 298 Balmorhea Ranch 41 3H 7-IP 987 30-IP 863 Monroe 39 #4H 7-IP 1,474 30-IP 1,238 A A A A A A A C A A 4Q 3Q 4Q 3Q ‘13 3Q 2Q 3Q 2Q 1Q 3Q 3Q 3Q 3Q 1Q 2Q 2Q 2Q 2Q ’13 4Q ’13 4Q

NASDAQ: ROSE Completion Design Improvements Wolfcamp ‘A’ Wells Rate Comparisons * 290 Denotes old completion design (Gelled initial fluid) Denotes new completion design – Excludes Deacon Jim step-out (Slickwater initial fluid) 4Q 2013 – 1Q 2014 2Q 2014 3Q 2014 4Q 2014

NASDAQ: ROSE Permian Asset Potential Multiple Benches in Delineation Phase Across Rosetta’s Acreage 12 3rd Bone Spring Wolfcamp A Wolfcamp B Wolfcamp C Completed Prior Year End 2014 Proposed 2015 Activity Offset Operations Operated Non-Operated

NASDAQ: ROSE Permian – Reeves County Upper Wolfcamp Horizontal Type Curve (1/30/2014) * Months on Production 3-Stream BOEPD* P50 Type Curve P50 Type Curve Average 2014 Well Costs ($MM) $8.5 ($8-$9 range) 30-Day IP Rate Boe/d (gross) 1,090 Composite EUR MBoe (gross) 550 (500-600 range) % Oil 74% % NGL 10% *All production data normalized to 5,000' lateral length; well production data updated as of 12/31/2014. Note: Rosetta reports reserves and production in 3-stream. Grayed out completions include six previously completed Wolfcamp ‘A’ wells. 4Q 2014 WC ‘A’ Completions 30-Day Avg (BOEPD) Normalized to 5000’ 4Q 2014 WC ‘A’ Completions 30-Day Avg (BOEPD) Normalized to 5000’ Intrepid 27-38 #2H 1,224 Blue Duck 35 #1H 1,116 Rodeo State 12 #3H 1,118

NASDAQ: ROSE SOUTH TEXAS

NASDAQ: ROSE Eagle Ford Operational Areas ~ 50,000 net acres in liquids window (100% operated Central Dimmit Co. Area ~8,500 net acres, Dimmit Co. Tom Hanks ~3,500 net acres, LaSalle Co. Lopez ~500 net acres, Live Oak Co. Karnes Trough ~1,900 net acres in oil window Dewitt & Gonzales Co. Briscoe Ranch ~3,600 net acres, Dimmit Co. Steiren Area ~2,600 net acres in oil window Atascosa Co. Gates Ranch ~26,300 net acres, Webb Co. South Texas – Eagle Ford * 2014 Activity Summary 2014 Activity Summary 2014 Activity Summary 2014 Activity Summary 2014 Activity Summary 2014 Activity Summary 2014 Activity Summary 2014 Activity Summary Gates Ranch Briscoe Ranch Central Dimmit Tom Hanks Lopez Encinal TOTAL Wells Drilled by Rosetta 58 10 16 7 0 3 94 Wells Completed 56 13 12 11 0 3 95 Wells Placed on Production 62 13 12 11 1 3 102 Wells Drilled Awaiting Completion 28 11 10 6 0 0 55 2014 HIGHLIGHTS Successfully drilled 94 and completed 95 wells Produced 59.3 MBoe/d, an increase of 25 percent from 2013 Completed 300 gross horizontal wells since beginning of operations in the Eagle Ford Tested Upper Eagle Ford in Gates Ranch and L&E areas; Drilled at Briscoe Ranch

NASDAQ: ROSE Gates Ranch ~26,300 net acres in Webb County * 2014 Summary 2014 Summary Completions to date: 196 gross completions Locations remaining: 214 LEF net well locations1 Average2 Lower EF Well Characteristics Average2 Lower EF Well Characteristics Well Costs: $5.5 - $6.0 MM Spacing: 55 acres (475 feet apart) P50 Composite EUR: 1.67 MMBoe (0.7 – 2.7 range) Condensate Yield: 55 Bbls/MMcf (30 – 80 range) NGL Yield: 110-115 Bbls/MMcf Shrinkage: 23% Under current Lower Eagle Ford (LEF) 55-acre spacing assumptions Based on 5,000’ lateral length and 15-stage completion 9 miles 10 miles 1st Pilot 2nd Pilot 4th Pilot Upper EF Pilot

NASDAQ: ROSE Briscoe Ranch ~3,600 net acres in southern Dimmit County 17 2014 Summary 2014 Summary Completions to date: 29 gross completions Locations remaining: 39 net well locations Average Well Characteristics Average Well Characteristics Well Costs: $6.0 - $6.5 MM Spacing: 50 acres (425 feet apart) Briscoe Ranch 38-1 Upper Eagle Ford Well (10,000 ft lateral)

NASDAQ: ROSE Central Dimmit County Area ~8,500 net acres located in Dimmit County 18 2014 Summary 2014 Summary Completions to date: 24 gross completions Locations remaining: 91 LEF net well locations Average Well Costs: $5.5 – $6.0 MM Lasseter & Eppright Light Ranch 10 completions Vivion 3rd Upper EF Pilot 9 completions 5 completions

NASDAQ: ROSE MARKETING AND FINANCIAL OVERVIEW

NASDAQ: ROSE South Texas Marketing 20 Average NGL Breakdown December 2014 (Total Company) Current capacity 345 MMcf/d with six processing options Firm gathering capacity of 25,000 Bbls/d to Gardendale hub with up to 60,000 Bbls of storage Condensate is stabilized with distillation tower methodology Regency / Enterprise

NASDAQ: ROSE Permian Basin Marketing 21

NASDAQ: ROSE Commodity Derivatives Position – Feb 24, 2015 22 $89.81 $90.28 $31.90 Liquid Derivatives (Bbls/d) Natural Gas Derivatives (MMBtu/d x 1,000)

NASDAQ: ROSE Debt and Capital Structure 23 ($MM) ($MM) Capital Structure Debt Structure

NASDAQ: ROSE Liquidity 24 Adequate liquidity to fund 2015 capital program $950 million borrowing base $800 million committed amount $212 million outstanding on February 27, 2015 Amended Credit Facility covenants Total secured debt to EBITDA ratio less than 2.5x Interest coverage ratio greater than 2.5x Total Liquidity (Millions)

NASDAQ: ROSE Investment Summary Drill-bit focused producer with core acreage positions in Eagle Ford and Permian Basin plays Attractive core Delaware Basin position under delineation Successful operator in the high-return Eagle Ford area, reducing well costs adding significant net asset value Large inventory of future growth opportunities with multiple stacked lateral potential Solid reputation of financial strength and business flexibility to support disciplined execution throughout industry cycles 25 “Defend Production, Hold Core Acreage, Preserve Inventory and Live Within Our Means”

NASDAQ: ROSE APPENDIX

NASDAQ: ROSE Unconventional Well Performance Metrics 27 Projected well life ±40 yrs Note: Cash flows exclude capital costs. EUR = Estimated ultimate recoveries in MBoe. PV10 = Present value at an annual discount rate of 10 percent. Assumes constant pricing scenario throughout well life ($70/Bbl; $3.50/Mcf; $24.35/Bbl NGL) Gates Ranch Far South

NASDAQ: ROSE Retain Core Acreage Positions 28 Asset Name 12/31/2014 12/31/2015 12/31/2016 Two-Year Change Liquids Rich 49,900 46,900 46,900 (3,000)1 Dry Gas 12,700 3,800 3,800 (8,900) Eagle Ford Total 62,600 50,700 50,700 (11,900) Reeves County 47,000 42,600 41,800 (5,200)2 Gaines County 10,200 9,600 - (10,200) Permian Total 57,200 52,200 41,800 (15,400) COMPANY TOTAL 119,800 102,900 92,500 (27,300) 1 Central Gonzales County. 2 Primarily non-operated low working interest acreage on westernmost position.

NASDAQ: ROSE 2015E Capital Program Up To $350 Million 29 Drilling & Completion Drilling & Completion Drilling & Completion $ millions Drill 18 gross operated wells (11 Eagle Ford, 7 Permian) Drill 18 gross operated wells (11 Eagle Ford, 7 Permian) $50 Complete 28 gross operated wells (20 Eagle Ford, 8 Permian) Complete 28 gross operated wells (20 Eagle Ford, 8 Permian) $150 $200 Non-Drilling & Completion - Leasehold, Facilities, Corp. & Other Non-Drilling & Completion - Leasehold, Facilities, Corp. & Other Non-Drilling & Completion - Leasehold, Facilities, Corp. & Other $70 $270 Permian Non-Operated Permian Non-Operated Permian Non-Operated $40 Discretionary Drilling & Completion Discretionary Drilling & Completion Discretionary Drilling & Completion $40 Total 2015 Estimated Capital Spending Program Total 2015 Estimated Capital Spending Program Total 2015 Estimated Capital Spending Program Total 2015 Estimated Capital Spending Program $350

NASDAQ: ROSE Attractive Well Economics (5,000’ Laterals) Metrics Gates Ranch Gates Ranch Gates Ranch Gates Ranch Briscoe Ranch Tom Hanks L&E Horizontal Upper Wolfcamp Metrics Far South Southeast North Central Far North Briscoe Ranch Tom Hanks L&E Horizontal Upper Wolfcamp Average WI NRI 100% 100% 100% 100% 100% 100% 100% 100% Average WI NRI 75% 75% 75% 75% 81% 77% 75% 75% Average Cost / Well, gross ($MM) $5.75 $5.75 $5.75 $5.75 $5.75 $6.0 $5.75 $8.5 Gross 30-day IP (Boe/d) 1,500 1,500 1,400 1,400 1,180 720 685 1,090 Gross EUR (MBoe) P50, Unrisked 2,350 16% Oil 39% NGL 2,150 16% Oil 39% NGL 1,122 20% Oil 37% NGL 1,011 20% Oil 37% NGL 734 25% Oil 40% NGL 346 82% Oil 8% NGL 524 50% Oil 26% NGL 550 74% Oil 10% NGL Rate of Return BFIT (%) 76% 67% 34% 35% 26% 33% 20% 17% PV10 BFIT ($MM) $12.3 $10.5 $3.8 $3.5 $2.1 $2.8 $1.4 $1.5 Payout BFIT (yrs) 1.2 1.3 2.2 2.0 2.5 2.0 3.1 3.9 Net Developed F&D ($/Boe) 3.24 3.54 6.78 7.53 9.61 22.54 14.64 20.62 30 Note: EURs and economic metrics are “Unrisked”. Horizontal wells based on 5,000’ lateral length. Capital costs utilize sand proppant for completions. Type curves are available on the ‘Investors’ page on the company website, www.rosettaresources.com. Oil price assumptions: flat $70/Bbl Gas price assumptions: flat $3.50/MMBtu NGL price assumptions: $24.97 - 2015, $24.75 - 2016, $24.55 - 2017, $24.50 thereafter

NASDAQ: ROSE Economics of Portfolio BFIT Returns and PV10’s in the current environment Rate of Return Note: Capital and Commodity Prices as of 1/12/2015; assumes 5,000 ft lateral well (%) Individual Well PV10 Change ($MM) 31

NASDAQ: ROSE 2015 Estimated Well Cost Reductions Actively engaged in productive discussions and negotiations with service providers Total service costs across operation expected to be 20-30% below 2014 levels by year-end 2015 Drilling rig day-rates down more than percent 10% Fracturing and Stimulation down 20-30% Tubular goods down roughly 20% General oil field services down 15-20% 32

NASDAQ: ROSE Modified by Beaubouef at al. (1999) from Wright. 1962 and Fitchen 1997 Permian Asset Potential Stacked Zones Provide Collection of Horizontal Development Opportunities 33 Primary Completion Targets In comparison, the lower Eagle Ford reservoir thickness is ~100 feet at Gates Ranch 1,300’ Rosetta’s Reeves Co. acreage position

NASDAQ: ROSE Upper Eagle Ford Pilot Program Future Plans are to pilot test the Upper Eagle Ford at North Gates & Briscoe Ranch 34 Lower Eagle Ford Landing Zones A’ A 4-22 5-22 BVP 25 BVP 50 51 52 BVP 53 BVP 54 L&E B31 A A’ Pilot #1 (East Gates) Pilot #4 (Southeast Gates) Pilot #2 (South Gates) Pilot #3 (L&E) Future Pilot (North Gates) Future Pilot (Briscoe) Target

NASDAQ: ROSE ($ in millions) FY 2011 FY 2012 FY 2013 FY 2014 Net Income $100.5 $159.3 $199.4 $313.6 Income tax expense 55.7 95.9 110.6 174.9 Interest expense, net of interest capitalized 21.3 24.3 36.0 75.3 Other expense, net 0.9 0.1 0.3 12.4 Depreciation, depletion and amortization 123.2 154.2 218.6 415.8 EBITDA $301.6 $433.8 $564.9 $992.0 Unrealized derivative (gain) loss (1.2) (19.7) 16.3 (282.3) Stock-based compensation expense 29.0 18.5 11.0 8.8 Cash premium on debt extinguishment - - - (9.5) Adjusted EBITDA* $329.4 $432.6 $592.2 $709.0 EBITDA is calculated as net income, excluding income tax expense, interest expense, net of interest capitalized, other income (expense), net, and depreciation, depletion and amortization. Adjusted EBITDA is calculated as EBITDA excluding unrealized gains or losses on derivative instruments and stock-based compensation expense. *2013 Adjusted EBITDA of $592MM has not been adjusted to add back non-recurring items of Reserve for Commercial Dispute $20.5MM and Acquisition Costs $2.3MM. *2014 Adjusted EBITDA of $709MM has not been adjusted to add back non-recurring items of Reserve for Commercial Dispute $5.8MM and Acquisition Costs $0.6MM. 35 Adjusted EBITDA Reconciliation